The Vantagepoint Funds
Semi Annual 06/30/2004
Attachment Filed in Response to Form N-SAR Sub-Item 77P
Monthly Average Assets
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

Fund Name                                                          January               February

All-Equity Growth                                             $    135,237,749      $    147,002,612
Long-Term Growth                                                   845,542,408           873,148,925
Traditional Growth                                                 816,057,248           842,045,545
Conservative Growth                                                381,688,579           392,358,314
Savings Oriented                                                   205,110,694           209,486,989
Growth & Income                                                    786,658,654           810,307,442
Equity Income                                                      844,692,484           897,112,445
International                                                      488,636,055           518,928,678
US Government                                                      184,335,255           173,091,887
Income Preservation                                                630,931,255           650,491,266
Aggressive Opportunities                                           976,815,925         1,007,228,681
Core Bond Index Class 1                                            460,375,416           467,771,654
Growth                                                           2,961,791,055         2,995,685,692
Overseas Equity Index Class 1                                       63,544,831            31,838,144


Fund Name                                                           March                 April

All-Equity Growth                                                  153,087,704           157,272,719
Long-Term Growth                                                   884,336,136           890,463,773
Traditional Growth                                                 855,063,564           866,728,194
Conservative Growth                                                400,974,296           408,264,463
Savings Oriented                                                   214,299,690           217,153,002
Growth & Income                                                    810,820,443           819,000,118
Equity Income                                                      904,261,204           908,667,580
International                                                      521,060,862           524,619,611
US Government                                                      172,028,902           165,845,010
Income Preservation                                                667,800,363           677,960,808
Aggressive Opportunities                                         1,049,155,774         1,066,981,169
Core Bond Index Class 1                                            478,765,100           467,638,660
Growth                                                           2,935,565,094         2,904,989,025
Overseas Equity Index Class 1                                       22,925,838            22,729,359


Fund Name                                                            May                   June

All-Equity Growth                                                  157,581,460           167,719,410
Long-Term Growth                                                   872,714,189           904,097,315
Traditional Growth                                                 859,019,115           887,004,191
Conservative Growth                                                408,292,740           419,588,123
Savings Oriented                                                   220,866,314           225,972,716
Growth & Income                                                    799,861,629           824,395,968
Equity Income                                                      889,809,706           920,049,107
International                                                      504,585,306           525,690,418
US Government                                                      161,996,269           161,784,331
Income Preservation                                                685,502,010           698,142,131
Aggressive Opportunities                                         1,021,364,915         1,054,607,877
Core Bond Index Class 1                                            460,537,387           467,745,193
Growth                                                           2,904,731,276         2,975,553,920
Overseas Equity Index Class 1                                       21,653,863            22,751,623
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